Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1995-1

No. of PMTs Since Issuance:
                                    12
Distribution Date:
                             11-Oct-96
Payment Date:
                             15-Oct-96
Collection Period Beginning:
                             01-Sep-96
Collection Period Ending:
                             30-Sep-96
Note and Certificate Accrual Beginning:
                             16-Sep-96
Note and Certificate Accrual Ending:
                             15-Oct-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                       $551,819,714.03
Beginning Class B Note Security Balance
                       $172,196,000.00
Beginning Certificate Security Balance
                        $30,304,000.00
Beginning Overcollateralization Amount
                        $49,561,559.34
Beginning Class A Adjusted Balance
                       $551,819,714.03
Beginning Class B Adjusted Balance
                       $172,196,000.00
Beginning Certficate  Adjusted Balance
                        $30,304,000.00
Beginning Overcollateralization Amount
                        $49,561,559.34
Ending Class A Note Security Balance
                       $537,182,375.85
Ending Class B Note Security Balance
                       $172,196,000.00
Ending Certificate Security Balance
                        $30,304,000.00
Ending Overcollateralization Amount
                        $49,729,034.60
Ending Class A Adjusted Balance
                       $537,182,375.85
Ending Class B Adjusted Balance
                       $172,196,000.00
Ending Certficate  Adjusted Balance
                        $30,304,000.00
Ending Overcollateralization Amount
                        $49,729,034.60
Class A Note Rate Capped at 13%
                              5.743910%
Class B Note Rate Capped at 15%
                              6.128910%
Certificate Rate Capped at 16%
                              6.533910%
Class A Interest Due
                         $2,553,291.12
Class B Interest Due
                           $850,162.22
Certificate Yield  Due
                           $159,502.91
Class A Interest Paid
                         $2,553,291.12
Class B Interest Paid
                           $850,162.22
Certificate Yield Paid
                           $159,502.91
Class A Unpaid Interest
                                 $0.00
Class B Unpaid Interest
                                 $0.00
Certificate Unpaid Yield
                                 $0.00
Class A Principal Paid
                        $14,637,338.19
Class B Principal Paid
                                 $0.00
Certificate Principal Paid
                                 $0.00
OC Principal Paid
                                 $0.00
Beginning Class A Net Charge-Off
                                 $0.00
Beginning Class B Net Charge-Off
                                 $0.00
Beginning Certificate Net Charge-Off
                                 $0.00
Beginning OC Net Charge-Off
                                 $0.00
Reversals Allocated to Class A
                                 $0.00
Reversals Allocated to Class B
                                 $0.00
Reversals Allocated to Certificates
                                 $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                           $167,475.27
 Total Charge-Offs:
                                 $0.00
Charge-Offs Allocated to Class A
                                 $0.00
Charge-Offs Allocated to Class B
                                 $0.00
Charge-Offs Allocated to Certificates
                                 $0.00
Charge-Offs Allocated to OC
                                 $0.00
Ending Class A Net Charge-Off
                                 $0.00
Ending Class B Net Charge-Off
                                 $0.00
Ending Certificate Net Charge-Off
                                 $0.00
Ending OC Net Charge-Off
                                 $0.00
Bond Balance Reconciliation    (should equal $0.00)
                                ($0.00)

Certificate Balance/Participation Invested Amount (Beginning of
Month)                             3.7697%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                       1.003168%
Designated Certificate  - Beginning of Month
                           $304,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))                $0.00
Designated Certificate  - End of Month
                           $304,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                       $1,600.08

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance             $2,061,559.34
Accelerated Principal Payment (Sec. 3.05 (v))
                           $167,475.27
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv) &             $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance                $2,229,034.60

Designated Certificateholder Holdback Amount (Beginning of Month)
                        $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv) & (v            $0.00
Designated Certificateholder Holdback Amount (End of Month)
                        $47,500,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))                 $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                           $489,945.18